Exhibit 99.1
Excerpts from Preliminary Offering Memorandum dated December 13, 2021
Summary Historical Financial Information
The following tables set forth certain of our summary historical condensed consolidated financial data for each of the fiscal years in the three-year period ended September 30, 2021. The summary historical financial data set forth below should be read in conjunction with: (i) the sections entitled “Use of Proceeds” and “Capitalization,” each of which are contained elsewhere in this offering memorandum, and (ii) our audited consolidated financial statements and the notes thereto, and our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for the fiscal year ended September 30, 2021 contained in our Annual Report on Form 10-K filed with the SEC on November 19, 2021 and incorporated by reference in this offering memorandum.
The summary historical condensed consolidated financial data for each of the fiscal years in the three-year period ended September 30, 2021 have been derived from our audited consolidated financial statements.

	Year Ended September 30,
	2019	2020	2021
	(in millions)
Statements of Operations Data:
Net sales	$5,681.1	$5,698.7	$6,226.7
Cost of goods sold	3,889.0	3,911.3	4,412.4
Gross profit	1,792.1	1,787.4	1,814.3
Selling, general and administrative expenses	911.6	934.3	974.1
Amortization of intangible assets	161.3	160.3	194.4
Impairment of goodwill and other intangible assets(1)	63.3	—	—
Gain on sale of business(2)	(126.6)	—	—
Other operating expenses (income), net	1.5	(7.7)	(9.9)
Operating profit	781.0	700.5	655.7
Interest expense, net(3)	322.4	388.6	375.8
Loss on extinguishment and refinancing of debt, net	6.1	72.9	94.8
Expense (income) on swaps, net	306.6	187.1	(122.8)
Other income, net	(13.2)	(11.5)	(29.3)
Earnings before income taxes and equity method loss	159.1	63.4	337.2
Income tax (benefit) expense	(3.9)	3.5	86.6
Equity method loss, net of tax	37.0	30.9	43.9
Net earnings including noncontrolling interests	126.0	29.0	206.7
Less: Net earnings attributable to noncontrolling interests	1.3	28.2	40.0
Net earnings	124.7	0.8	166.7
Less: Preferred stock dividends	3.0	—	—
Net earnings available to common shareholders	$121.7	$0.8	$166.7
Statements of Cash Flow Data:
Depreciation and amortization	$379.6	$370.3	$420.2
Cash provided by (used in):
Operating activities	688.0	625.6	588.2
Investing activities	26.7	(218.5)	(793.6)
Financing activities	(652.4)	(272.0)	(167.5)
Other Financial Data:
Cash paid for business acquisitions, net of cash acquired(4)	$—	$(19.9)	$(290.3)
Capital expenditures	(273.9)	(234.6)	(192.5)
EBITDA(5)	1,173.8	1,082.3	1,105.2
Adjusted EBITDA(6)	1,210.4	1,140.5	1,123.3
Adjusted EBITDA—Restricted Group(7)			$889.4
Net Debt (as adjusted), as of the last day of the period(8)			$5,777.3
Ratio of Net Debt (as adjusted) to Adjusted EBITDA—Restricted Group(9)			6.5

	September 30,
	2020	2021
	(in millions)
Balance Sheet Data:
Cash and cash equivalents	$1,187.9	$817.1
Working capital, excluding cash and cash equivalents, restricted cash and current portion of long-term debt	184.9	330.1
Total assets	12,146.7	12,414.7
Debt, including current portion(10)	7,023.9	7,040.2
Other liabilities	599.8	519.6
Total shareholders’ equity	2,829.0	2,754.2
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(1)For information about the impairment of goodwill and other intangible assets, see “Critical Accounting Estimates” and Notes 2 and 8 of “Notes to Consolidated Financial Statements” in our audited consolidated financial statements for the fiscal year ended September 30, 2021 contained in our Annual Report on Form 10-K filed with the SEC on November 19, 2021 and incorporated by reference in this offering memorandum.
(2)In connection with the 8th Avenue transactions, we recorded gains of $126.6 million in the fiscal year ended September 30, 2019.
(3)We incurred indebtedness with a book value as of September 30, 2021 totaling $7,040.2 million, $597.5 million of which was incurred by BellRing LLC and its subsidiaries, net of debt issuance costs and unamortized discount, and for which neither we nor any of our subsidiaries (other than BellRing LLC and its subsidiaries) are guarantors or obligors.
(4) We completed our acquisition of Henningsen Foods, Inc. in July 2020, the Peter Pan nut butter brand in January 2021, the Almark Foods business and related assets in February 2021, the Egg Beaters liquid egg brand in May 2021 and the private label RTE cereal business of TreeHouse Foods, Inc. in June 2021. The amounts included in cash paid for business acquisitions, net of cash acquired, reflects the cash consideration paid less any cash acquired in the transactions.
(5)As used herein, EBITDA represents net earnings plus interest expense, loss on extinguishment of debt, expense/income on swaps, income tax expense/benefit, equity method income/loss, net earnings attributable to noncontrolling interest, depreciation and amortization. We present EBITDA because we consider it an important supplemental measure of our operating performance and believe it is commonly reported and frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. In addition, management understands that investors, analysts and rating agencies consider EBITDA useful in measuring the ability of issuers of “high yield” securities to meet debt service obligations. Our management believes EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and income taxes are inversely correlated to interest expense. Depreciation and amortization are non-cash charges.
The indenture that governs the existing 5.50% notes (and that will govern the new notes) and the indentures governing our other senior notes and our credit agreement use EBITDA (with additional adjustments similar to those discussed below regarding our calculation of “Adjusted EBITDA”) to measure our compliance with covenants such as interest coverage and debt incurrence. Our management also believes EBITDA is an accepted indicator of our ability to incur and service debt and make capital expenditures. We believe that EBITDA is a useful financial metric to assess our operating performance from period to period by excluding certain items that we believe are not representative of our core business.
EBITDA has limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
•    it does not reflect our cash expenditures, or future requirements, for capital expenditures or contractual commitments;
•    it does not reflect changes in, or cash requirements for, our working capital needs;
•    it does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on our debt;
•    although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and such measures do not reflect any cash requirements for such replacements;
•    it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations, as discussed under “Adjusted EBITDA” below; and
•    other companies in our industry may calculate EBITDA differently than we do, limiting its usefulness as a comparative benchmark measure.
Because of these limitations, EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business. You should compensate for these limitations by relying primarily on our GAAP results and using EBITDA only supplementally.

The following table reconciles net earnings to EBITDA for the periods indicated:

	Year Ended September 30,
	2019	2020	2021
	(in millions)
Net earnings	$124.7	$0.8	$166.7
Net earnings attributable to noncontrolling interest	1.3	28.2	40.0
Equity method loss, net of tax	37.0	30.9	43.9
Income tax (benefit) expense	(3.9)	3.5	86.6
Expense (income) on swaps, net	306.6	187.1	(122.8)
Loss on extinguishment and refinancing of debt, net	6.1	72.9	94.8
Interest expense, net	322.4	388.6	375.8
Depreciation and amortization	379.6	370.3	420.2
EBITDA	$1,173.8	$1,082.3	$1,105.2

(6)We present Adjusted EBITDA as a further supplemental measure of our operating performance and ability to service debt. We prepare Adjusted EBITDA by adjusting EBITDA to eliminate the impact of a number of items that are non-cash items, unusual items which we do not expect to recur or continue at the same level or other items which we do not believe to be reflective of our ongoing operating performance. You are encouraged to evaluate each adjustment and the reasons we consider them appropriate for supplemental analysis. As an analytical tool, Adjusted EBITDA is subject to all of the limitations applicable to EBITDA, including the fact that we may calculate Adjusted EBITDA differently than other companies in our industry. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. In addition, in evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.
The following table reconciles EBITDA to Adjusted EBITDA for the periods indicated:

	Year Ended September 30,
	2019	2020	2021
	(in millions)
EBITDA	$1,173.8	$1,082.3	$1,105.2
Non-cash stock-based compensation(a)	38.9	49.8	56.0
Intangible asset impairment(b)	63.3	—	—
Mark-to-market adjustments on commodity and foreign exchange hedges and warrant liabilities(c)	8.7	6.3	(54.4)
Inventory revaluation adjustment on acquired businesses(d)	—	0.4	3.4
Restructuring and facility closure costs(e)	8.3	2.4	5.6
Transaction costs(f)	25.5	5.5	6.0
Integration costs(g)	13.5	3.5	4.1
Provision for legal settlements(h)	2.4	0.6	15.0
Assets held for sale(i)	(0.6)	2.7	(0.5)
Gain on sale of business(j)	(126.6)	—	—
Mark-to-market adjustments on equity securities(k)	—	1.4	(9.6)
Gain on/adjustment to bargain purchase(l)	—	(11.7)	(11.4)
Foreign currency gain (loss) on intercompany loans(m)	—	(0.5)	0.1
Noncontrolling interest adjustment(n)	(2.0)	(1.8)	(1.8)
Equity method investment adjustment(o)	0.7	0.2	0.2
Purchase price adjustment on acquisition(p)	3.8	—	—
Debt consent solicitation costs(q)	1.3	—	—
Advisory income(r)	(0.6)	(0.6)	(0.6)
Asset disposal costs(s)	—	—	6.0
Adjusted EBITDA	$1,210.4	$1,140.5	$1,123.3
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(a)Represents non-cash expenses related to stock-based compensation.
(b)For information about these impairments, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Estimates” and Notes 2 and 8 of “Notes to Consolidated Financial Statements” in our audited consolidated financial statements for the fiscal year ended September 30, 2021 contained in our Annual Report on Form 10-K filed with the SEC on November 19, 2021 and incorporated by reference in this offering memorandum.
(c)Represents a non-cash expense for mark-to-market adjustments on economic hedges for commodities and foreign exchange contracts and warrant liabilities.
(d)Represents the profit impact of inventory basis step-up related to business combinations.

(e)Represents certain facility closure-related expenses and costs associated with the discontinuance of brands, excluding accelerated depreciation and amortization.
(f)Represents expenses related to professional service fees and other related costs associated with signed and closed business combinations and business divestitures.
(g)Represents costs incurred to integrate acquired or to be acquired businesses.
(h)Represents gains and losses recorded to recognize a receivable or liability associated with an anticipated resolution of certain ongoing litigation of the Company.
(i)Represents non-cash impairment losses recorded to adjust the carrying value of fixed assets and businesses classified as held for sale.
(j)Represents gains recorded on the separate capitalization of 8th Avenue.
(k)Represents non-cash mark-to-market adjustments on equity securities.
(l)Represents gains and associated adjustments recorded related to acquisitions in which the fair value of the assets acquired exceeded the purchase price.
(m)Represents non-cash foreign currency losses on intercompany loans and related interest denominated in currencies other than the functional currency of the respective legal entity.
(n)Represents adjustments for net earnings, interest expense, income tax expense and depreciation and amortization for consolidated investments which are attributable to the noncontrolling owners of the consolidated investments.
(o)Represents adjustments for our portion of interest expense, income tax expense and depreciation and amortization for our unconsolidated Weetabix investment accounted for using the equity method.
(p)Represents adjustments to the purchase price of an acquisition in excess of one year beyond the acquisition date.
(q)Represents professional service fees and other related costs in connection with our debt consent solicitation.
(r)Represents advisory income from 8th Avenue.
(s)Represents costs recorded in connection with the disposal of certain assets that were never put into use.
(7)“Adjusted EBITDA—Restricted Group” represents the Adjusted EBITDA of Post and its consolidated subsidiaries excluding the BellRing Adjusted EBITDA. BellRing and its subsidiaries are not obligors or guarantors under the indenture governing the notes and are not obligors or guarantors under the indentures governing our other senior notes or under our credit agreement. In this offering memorandum, the term “Restricted Group” refers to Post and its consolidated subsidiaries excluding BellRing and its subsidiaries. We prepare Adjusted EBITDA—Restricted Group for the fiscal year ended September 30, 2021 by excluding from our Adjusted EBITDA the BellRing Adjusted EBITDA for the entire fiscal year ended September 30, 2021. Adjusted EBITDA—Restricted Group has not been prepared in accordance with the requirements of Regulation S-X or any other securities laws relating to the presentation of pro forma financial information. Adjusted EBITDA—Restricted Group and the related ratios are presented for information purposes only.
The following table reconciles Adjusted EBITDA to Adjusted EBITDA—Restricted Group for the period indicated:

Year Ended September 30, 2021
Adjusted EBITDA.	$1,123.3
BellRing Adjusted EBITDA	(233.9)
Adjusted EBITDA—Restricted Group	$889.4

The following is a reconciliation of earnings before income taxes to Adjusted EBITDA for BellRing and its subsidiaries:

Year Ended September 30, 2021
Net earnings including noncontrolling interest	$114.4
Income tax expense	8.8
Interest expense, net	43.2
Depreciation and amortization	53.7
Transaction costs	0.2
Restructuring and facility closure costs	5.2
Non-cash stock-based compensation expense	7.3
Foreign currency gain on intercompany loans	0.1
Loss on refinancing of debt	1.6
Adjustments to tax receivable agreement liability	(0.4)
Mark-to-market adjustments on commodity hedges	(0.2)
BellRing Adjusted EBITDA	$233.9
(8)We present Net Debt (as adjusted) as a further supplemental measure of financial position. Net Debt (as adjusted) is defined as (a) the aggregate principal amount of our long term debt of $7,407.6 million less (b) the aggregate principal amount of our long term debt that is the sole obligation of BellRing LLC of $609.9 million less (c) cash and cash equivalents of $1,020.4 million (other than cash and cash equivalents of BellRing and its subsidiaries and PHPC), in each case after giving effect to the issuance of the new notes offered hereby as if this offering had occurred on September 30, 2021 and, in the case of cash and cash equivalents, after giving effect to estimated fees, costs and expenses with respect to the issuance of the new notes offered hereby. Certain proceeds from the PHPC IPO and the PHPC Private Placement held in trust are not consolidated with our cash and cash equivalents and are therefore not included in (c) above.

(9)We present Ratio of Net Debt (as adjusted) to Adjusted EBITDA—Restricted Group as a further supplemental measure of financial position. Ratio of Net Debt (as adjusted) to Adjusted EBITDA—Restricted Group represents the ratio of our Net Debt (as adjusted) as of September 30, 2021 (calculated as described above in note (8)) to our Adjusted EBITDA—Restricted Group for the fiscal year ended September 30, 2021 (calculated as described above in note (7)).
(10)Includes debt issuance costs and unamortized premiums, net of unamortized discounts (including BellRing LLC) of $17.4 million at September 30, 2021 and $25.8 million at September 30, 2020.